UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2019 (October 17, 2019)

GREENLAND ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38605	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 906, Tower W1, Oriental Plaza No. 1 East Chang’an Street, Dongcheng District Beijing, People’s Republic of China	100006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 010-53607082

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	GLAC	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one ordinary share	GLACW	The NASDAQ Stock Market LLC
Rights to receive one-tenth (1/10) of one ordinary share	GLACR	The NASDAQ Stock Market LLC
Units, each consisting of one ordinary share, one right and one warrant	GLACU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on September 11, 2019 by Greenland Acquisition Corporation, a business company with limited liability incorporated under the laws of the British Virgin Islands (the “Company”), on September 8, 2019, the Company entered into subscription agreements (“Subscription Agreements”) with certain investors (the “PIPE Investors”), pursuant to which the Company agreed to issue and sell to the PIPE Investors an aggregate of $6,000,000 of ordinary shares of the Company, at a price of $10.25 per share, in a private placement (the “PIPE Financing”) simultaneously with or immediately prior to the closing of the Company’s initial business combination, and the PIPE Investors will have the right to purchase ordinary shares of the Company in one or more open market purchases or in privately negotiated transactions with third parties (any shares so purchased, “Backstop Shares”), which, if held and not redeemed in accordance with the requirements of the Subscription Agreements, will reduce the number of ordinary shares required to be purchased by such PIPE Investors in the PIPE Financing. Two Subscription Agreements were entered into with the PIPE Investors, one of which provided for $1,000,000 of the PIPE Financing, and the other for $5,000,000 of the PIPE Financing (the “$5M Agreement”).

Effective October 17, 2019, the Company and the subscriber which entered into the $5M Agreement mutually agreed to terminate the $5M Agreement pursuant to a termination agreement (the “Termination Agreement”). The Company has not issued, and does not expect to issue, any ordinary shares pursuant to the Subscription Agreements.

The foregoing description of the Termination Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the Termination Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

10.1	Termination Agreement, dated October 17, 2019, by and between Greenland Acquisition Corporation and CCWW Holdings LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLAND ACQUISITION CORPORATION

Dated: October 18, 2019	By:	/s/ Yanming Liu
	Name:	Yanming Liu
	Title:	Chairman and Chief Executive Officer

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